Risk Administration	12 Months Ended
Dec. 31, 2021
Disclosure of risk management [Abstract]
Disclosure of risk management [Text Block]
Note 5
Risk Administration

Risk administration

In companies where CCU has a controlling interest, the Company’s Administration and Finance Management Department provides a centralized service for the group’s companies to obtain financing and administration of exchange rates, interest rates, liquidity, inflation, raw materials and credit risks. Such activity operates in accordance with a framework of policies and procedures which is regularly reviewed to ensure it fulfils the purpose of managing the risks by business needs.

In companies with a non-controlling interest (VSPT, CPCH, Aguas CCU-Nestlé S.A., Bebidas del Paraguay S.A., Cervecería Kunstmann S.A. and Bebidas Bolivianas BBO S.A.) the responsibility for this service lies with the respective Board of Directors and respective Administration and Finance Management Department. When applicable, the Board of Directors and Directors Committee has the final responsibility for establishing and reviewing the risk administration structure, as well as for the reviewing significant changes made to risk management policies.

In accordance with financial risk policies, the Company uses derivate instruments only for the purpose of hedging exposure to interest rate and Exchange rate risks arising from the Company’s operations and its sources of financing, which some of them are treated as hedges for accounting purposes. Transactions with derivate instruments are exclusively carried out by the Administration and Finance staff and the Internal Audit Management Department regularly reviews the control of this function. Relationships with credit rating agencies and monitoring of financial restrictions (covenants) are also managed by the Administration and Finance Management Department.

The Company’s main risk exposure is related to exchange rates, interest rates, inflation and raw materials price (commodities), taxes, trade accounts receivable and liquidity. Several types of financial instruments are used to manage the risk originated by these exposures.

For each of the following points, where applicable, the sensitivity analysis developed are merely for illustration purposes, since in practice the variables used for this excercise rarely change without affecting each other and without affecting other factors that were considered as constant and which also affect the Company’s financial position and results.

Exchange rate risk

The Company is exposed to exchange rate risks originated by: a) its net exposure to foreign currency assets and liabilities, b) exports revenues, c) the purchase of raw materials and capital investments in foreign currencies, or indexed in such currencies, and d) the net investment of subsidiaries in foreign countries. The Company’s greatest exchange rate exposure is to the variation on the Chilean peso as compared to the US Dollar, Euro, Argentine Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian Peso and Colombian Peso.

As of December 31, 2021, the Company maintained foreign currency obligations amounting to ThCh$ 92,872,305
(ThCh$ 101,157,358 as of December 31, 2020), mostly denominated in US Dollars. Foreign currency obligations
ThCh$ 12,405,293 as of December 31, 2021, (ThCh$ 29,034,945 in 2020) represent a 2% (6% in 2020) of total other financial liabilities. The remaining 98% (94% in 2020) is mainly denominated in Unidades de Fomento (inflation-indexed Chilean monetary unit – see inflation risk section). In addition, the Company has assets in foreign currency in the amount of ThCh$ 232,289,359 (ThCh$ 195,343,807 in 2020) that mainly correspond to export accounts receivable.

Regarding the operations of foreign subsidiaries, the net liability exposure in US Dollars and other currencies amounts to ThCh$ 17,526,136 (net liability ThCh$ 6,411,371 in 2020).

To protect the value of the net foreign currency assets and liabilities position of its Chilean operations, the Company enters into derivate contracts (currency forwards) to mitigate any variation in the Chilean peso as compared to other currencies.

As of December 31, 2021, the Company in Chile, after the use of derivate instruments, is passive in the amount of
ThCh$ 4,210,943 (ThCh$ 1,451,523 in 2020).

As of December 31, 2021, of the Company’s total sales, both in Chile and abroad, 5% (7% in 2020 and in 2019) corresponds to export sales in foreign currencies, mainly US Dollars and Euros and approximately 63% (62% in 2020 and 64% in 2019) of total direct costs correspond to raw materials and products purchased in foreign currencies, or indexed to such currencies. The Company does not hedge the possible variations in the expected cash flows from such transactions.
The Company is also exposed to fluctuations in exchange rates related to the conversion from the Argentine Peso, the Uruguayan Peso, the Paraguayan Guaraní, the Bolivian Peso and the Colombian Peso to Chilean Pesos with respect to assets, liabilities, income and expenses of its subsidiaries in Argentina, Uruguay, Paraguay and Bolivia, and a joint venture in Colombia. The Company does not hedge the risks associated to the conversion of its subsidiaries, whose effects are recorded in equity.

Exchange rate sensitivity analysis

The effect of foreign currency translation differences recognized in the Consolidated Statement of Income for the year ended as of December 31, 2021, related to assets and liabilities denominated in foreign currency, was a loss of
ThCh$ 10,149,345 (a gain of ThCh$ 2,551,823 in 2020 and a loss of ThCh$ 9,054,155 in 2019). Considering exposure as of December 31, 2021 and assuming a 10% increase in the exchange rate, and keeping constant all other variables such as interest rates constant, it is estimated that the effect on the Company’s net income would be a loss after taxes of
ThCh$ 307,399 (a loss ThCh$ 105,961 in 2020 and a gain of ThCh$ 616,121 in 2019) associated of the owners of the controller.

Considering that approximately 5% of the Company’s sales revenue comes from export sales carried out in Chile (7% in 2020 and in 2019), in currencies other than Chilean Peso, and that approximately 63% (62% in 2020 and 64% in 2019) of the Company’s direct costs are in or indexed to the US Dollar and assuming that the functional currencies will appreciate (depreciate) by 10% in respect to the US Dollar, and keeping all other variables constant, the hypothetical effect on the Company’s income would be a loss after taxes of ThCh$ 34,891,134 (ThCh$ 22,919,408 as of December 2020 and
ThCh$ 27,683,581 as of December 2019).

The Company can also be affected by changes in the exchange rate of the countries where its foreign subsidiaries operate, since income is converted to Chilean Pesos at the average Exchange rate of each month (except for Argentina which uses the end of period Exchange rate as the reporting date). The operating income of foreign subsidiaries as of December 31, 2021 was a gain of ThCh$ 56,990,988 (a loss of ThCh$ 963,321 in 2020 and a gain of ThCh$ 20,517,569 in 2019). Therefore, a depreciation (appreciation) of 10% in the exchange rate of the Argentine Peso, the Uruguayan Peso, the Paraguayan Guarani and the Bolivian peso against the Chilean Peso, would result in a (loss) gain before taxes of
ThCh$ 5,699,099 (ThCh$ 96,332 in 2020 and ThCh$ 2,051,757 in 2019).

The net investment in foreign subsidiaries, associates and joint ventures as of December 31, 2021, amounted to
ThCh$ 355,274,155, ThCh$ 549,401 and ThCh$ 125,296,382, respectively (ThCh$ 238,824,995, ThCh$ 1,337,526 and ThCh$ 119,777,994 in 2020). Assuming a 10% increase or decrease in the Argentine Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian Peso and Colombian Peso against the Chilean Peso, and maintaining all other variables constant, the increase (decrease) would hypothetically result in a gain (loss) of ThCh$ 48,111,994 (ThCh$ 35,994,052 in 2020 and ThCh$ 39,834,648 in 2019) recorded as a credit (charge) to equity.

The Company does not hedge risks associated to currency conversion of the financial statements of its subsidiaries that have a different functional currency, whose effects are recorded in equity.

Interest rate risk

Interest rate risk mainly originates from the Company’s financing sources.

As of December 31, 2021, the Company had not variable interest debt (ThCh$ 8,250,670 in 2020). Consequently, as of December 31, 2020, the company’s financing structure is composed of approximately 2% of debt with variable interest rate, and 98% in debt with fixed interest rates.

To manage interest rate risk, the Company has a policy which seeks to reduce the volatility of its finance cost, and maintain a suitable percentage of its debt in fixed rate instruments. The financial position is mainly set by the use of short-term and long-term, as well as derivate instruments such as cross currency interest rate swaps and cross interest rate swaps.

As of December 31, 2021, after considering the effect of interest rates and currency swaps, a 100% (100% in 2020) of the Company’s debt is at fixed interest rates.

The terms and conditions of the Company's obligations with financial institutions as of December 31, 2021, including exchange rates, interest rate, maturities and effective interest rates, are detailed in
Note 21 - Other financial liabilities.
Interest rate sensitivity analysis

The total financial cost recognized in the Consolidated Statement of Income for the twelve months ended as of December 31, 2020, related to short and long-term debt amounted to ThCh$ 35,660,493 (ThCh$ 28,714,063 in 2020 and
ThCh$ 27,720,203 in 2019). As of December 31, 2021, the company does not hold liabilities with a variable interest rate. As of December 31, 2020, the company holt liabilities with a variable interest rate covered by cross currency interest rate swaps.

Inflation risk

The Company maintains agreements indexed to Unidades de Fomento (UF) with third parties, as well as UF indexed financial debt which means the Company is exposed to fluctuations in the UF, generating an increase in the value of those agreements and liabilities if the UF increases due to inflation. This risk is partially mitigated by the Company’s policy of keeping net sales per unit in UF constant as long as the market conditions allow it, and taking cross currency swaps if the market conditions are favorable to the Company.

Inflation in Argentina has shown significant increases since the beginning of 2018. The cumulative inflation rate of three years, calculated using different combinations of consumer price indices, has exceeded 100% for several months, and it’s still increasing. The cumulative three-year inflation calculated using the general price index has already exceeded 100%. Therefore, as prescribed by IAS 29, Argentina was declared a hyperinflationary economy as of July 1, 2018
. (See
Note 2 – Summary of significant accounting polices (2.4)
).
Inflation sensitivity analysis

Income from indexation units recognized in the Consolidated Statement of Income for the twelve-months ended as of December 31, 2021, related to UF indexed short and long-term debt and the application of Hyperinflation Accounting in Argentina, is a gain of ThCh$ 2,529,298 (a loss of ThCh$ 429,198 in 2020 and a loss of ThCh$ 8,255,001 in 2019). Assuming a reasonably possible 3% increase (decrease) in the Unidad de Fomento and 10% of inflation in Argentina, and keeping all other variables such as interest rates constant, the aforementioned increase (decrease) would hypothetically result in a (loss) gain of ThCh$ 1.672.967 (ThCh$ 1,589,705 in 2020 and ThCh$ 4,781,394 in 2019).

Raw material Price risk

The main exposure to raw materials Price variation is related to barley, malt, and cans used in the production of beer, concentrates, sugar and plastic containers used in the production of soft drinks and bulk wine and grapes for the manufacturing of wine and spirits.

Barley, malt and cans

In Chile, the Company obtains its malt supply from both local producers and the international market. Long-term supply agreements are entered into with local producers where the barley price is set annually according to market prices, which are used to determine the price of malt according to the agreements.

The purchase commitments made expose the Company to raw materials price fluctuation risk. CCU Argentina acquires malt from local producers. These raw materials represent approximately 8% (7% in 2020 and 6% in 2019) of the direct cost of the Chile Operating segment.

As of December 31, 2021, in the Chile Operation segment, the cost of cans represented approximately 20% of direct costs (19% in 2020 and 17% in 2019). In the International Business Operating segment, the cost of cans represented approximately 38% of direct raw materials costs as of December 31, 2021 (36% in 2020 and 38% in 2019).

Concentrates, Sugar and plastic containers

The main raw materials used in the production of non-alcoholic beverages are concentrated, which are mainly acquired from licenses, sugar and plastic resin for the manufacturing of plastic bottles and containers. The Company is exposed to price fluctuation risks involving these raw materials, which jointly represent approximately 30% (24% in 2020 and 31% in 2019) of the direct cost of the Chile Operating segment.

The Company does not engage in hedging raw materials purchases.
Grapes and wine
The main raw materials used by subsidiary Viña San Pedro Tarapacá S.A. (from now VSPT) for wine production are grapes harvested from its own vineyards and grapes and wine acquired from third parties through long-term and spot contracts. In the last 12 months, approximately 26% (20% in 2020) of VSPT’s total wine supply came from its own vineyards. Regarding our export market, and considering our focus on this market, approximately 42% (33% in 2020) of our wine supply for export came from our own vineyards.

The remaining 74% (80% in 2020) supply was purchased from third parties through long-term and spot contracts. In the last 12 months, the subsidiary VSPT acquired 60% (65% in 2020 and 54% in 2019) of the necessary grapes and wine from third parties through spot contracts. Additionally, the long-term transactions were 15% (16% in 2020 and 19% in 2019) of the total supply.

We should consider that as of December 31, 2021, wine represents 60% (59% in 2020 and 60% in 2019) of the total direct cost of the Wine Operating segment, and supplies purchased from third parties represented 36% (38% in 2020 and 33% in 2019).

Raw material Price sensitivity analysis

Total direct costs in the Consolidated Statement of Income for the twelve months ended as of December 31, 2021, amounted to ThCh$ 1,014,092,586 (ThCh$ 757,097,886 in 2020 and ThCh$ 694,307,741 in 2019). Assuming a reasonably possible 8% increase (decrease) in the direct cost of each Operating segment and keeping all other variables such as exchange rates constant, the aforesaid increase (decrease) would hypothetically result into a (loss) gain before taxes of ThCh$ 51,992,161 (ThCh$ 38,770,441 in 2020 and ThCh$ 33,084,911 in 2019) for the Chile Operating segment,
ThCh$ 20,522,990 (ThCh$ 13,698,385 in 2020 and ThCh$ 14,807,640 in 2019) for the International Business Operating segment and ThCh$ 10,139,588 (ThCh$ 8,959,908 in 2020 and ThCh$ 8,310,433 in 2019) for the Wine operating segment.

Credit risk

The credit risk which the Company is exposed to originates from: a) trade accounts receivable from retail customers, whole sale distributors and supermarket chains in the domestic market; b) accounts receivable from exports; and c) financial instruments maintained with Banks and financial institutions, such as demand deposits, mutual fund investments, instrument acquired under resale commitments and derivatives.

Domestic market

The credit risk related to trade accounts receivable from domestic markets is managed by the Credit and Collections Management Department, and is monitored by the Credit Committee of each business unit.

The domestic market mainly refers to accounts receivables in Chile and represents 66% of total trade accounts receivable (70% in 2020). The Company has a wide base of customers that are subject to the policies, procedures and controls established by the Company. Credit limits are established for all customers on the basis of an internal rating and their payment behavior. Outstanding trade accounts receivable are regularly monitored. In addition, the Company purchases credit insurance that covers 90% of individually significant accounts receivable balances, coverage that as of December 31, 2021, is equivalent to 85% (86% in 2020) of total accounts receivable.

Overdue, but not impaired, trade accounts receivables represent customers that are less than 18 days overdue (
33
in 2020 and
30
in 2019).

As of December 31, 2021, the Company has approximately 1,409 customers (1,405 in 2020) with more than Ch$ 10 million in debt each, which altogether represent approximately 88% (88% in 2020) of total trade accounts receivable. There are 276 customers (272 customers in 2020) with balances in excess of Ch$ 50 million each, representing approximately 78% (76% in 2020) of the total accounts receivable. The 91% (92% in 2020) of those accounts receivable are covered by credit insurance.

The Company sells its products through retail customers, wholesale distributors and supermarket chains, with a credit worthiness of 100% (99% in 2020).

As of December 31, 2021, the Company has no significant guarantees from its customers.
The Company believes that no additional credit risk provisions other than the individual and collective provisions determined as of December 31, 2021, that amount to ThCh$ 5,820,206 (ThCh$ 6,323,298 in 2020) are needed since a large percentage of these are covered by insurance (See
Note 10 – Trade and other receivable
).

Exports market

The credit risk related to accounts receivable from exports is managed by the Head of Credit and Collections and is monitored by the Administration and Finance Management Department. VSPT’s export trade accounts receivable represent 12% of total trade accounts receivable (13% in 2020). VSPT has a wide base of customers, in more than eighty countries, which are subject to the policies, procedures and controls established by VSPT. In addition, VSPT acquires credit insurance to cover 96% (98% in 2020) of individually significant accounts receivable. This coverage accounts for more than 88% (89% in 2020) of total accounts receivable are covered. Pending payments of trade accounts receivable are regularly monitored. Apart from the credit insurance, having diversified sales in different countries decreases the credit risk.

As of December 31, 2021, there were 71 customers (60 in 2020) with more than ThCh$ 65,000 of debt each, which represent 93% (88% in 2020) of VSPT´s total export market accounts receivable.

Regarding VSPT’s export customers, overdue, but no impaired, trade accounts receivables are customers that are less than 28 days overdue (25 days average in 2020).

The Company believes that no credit risk provisions are necessary other than the individual and collective provisions determined as of December 31, 2021. See analysis of accounts receivable aging and losses due to impairment of accounts receivables (See
Note 10 – Trade and other receivable
).

Financial investments and derivatives

Financial investments correspond to time deposits, which are financial instruments acquired with repurchase agreements at fixed interest rate, maturing in less than three months placed in financial institutions in Chile, so there are not exposed to significant market risk. Derivatives are measured at fair value and traded only in the Chilean market. Since 2018, the amendment to IFRS 9, which requires changes to the valuation of derivative financial instruments considering the counterparty risk (CVA and DVA), is applied. The CVA and DVA effect is calculated using the probability of default of the counterparty or CCU, when applicable, assuming a 40% recovery rate for each derivative instrument. For CCU, the default probability is obtained from the spread of corporate bonds with the same credit risk rating than CCU, while for the counterparty, considers the sum between the Credit Default Swap (CDS) of Chile and the CDS of Citibank in the United States. As of December 31, 2021, the effect is not material.

Tax risk

Our businesses are subject to different taxes in the countries we operate, particularly with excise taxes on the consumption of alcoholic and non-alcoholic beverages. An increase in the rate of these or any other tax could negatively affect our sales and profitability.

Liquidity risk

The Company manages liquidity risk at a consolidated level. Cash flows from operating activities are the main source of liquidity. Additionally, the Company has the ability to issue debt and equity instruments in the capitals market based on our needs.

In order to manage short-term liquidity, the Company considers projected cash flows for a twelve-month moving period and maintains cash and cash equivalents available to meet its obligations.

Based on current operating performance and its liquidity position, the Company estimates that cash flows from operation activities and available cash will be sufficient to finance working capital, capital investments, interest payments, dividend payment and debt payment requirement for the next 12-months period and in the foreseeable future.

Risk from health crises

Health crises, pandemics or the outbreak of contagious diseases at a global or regional level could have a negative impact on our operations and financial position.
A health crisis, pandemic or the outbreak of disease at a global or regional level, such as the case of the recent outbreak of COVID-19, which was declared a pandemic by the World Health Organization in March 2020, could have a negative impact on our operations and financial position. The above-mentioned circumstances could impede the normal operation of the Company, limit our production and distribution capacity, and/or generate a contraction in the demand for our products. The degree of impact on our operations will depend on factors that we cannot predict, such as the duration, spread, and severity of the health crisi
s
.

Any prolonged restrictive measures put in place in order to control an outbreak of a contagious disease or other adverse public health development in any of our targeted markets may have a material and adverse effect on our business operations. The ultimate severity of the Coronavirus outbreak is uncertain at this time and therefore we cannot predict the impact it may have on the world, the economies where we operate or the financial markets, and consequently in our financial condition or results of operations.

The Company’s financial liabilities expiring as of December 31, 2021 and December 31, 2020 based on non-discounted contractual cash flows are summarized as follows:

As of December 31, 2021	Book value (*)	Contractual flows maturities
		0 to 3 months	3 months to 1 year	Over 1 year to 3 years	Over 3 years to 5 years	Over 5 years	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Other financial liabilities no derivative
Bank borrowings	190,661,800	4,505,654	74,860,895	112,655,890	10,390,245	2,727,799	205,140,483
Bond payable	347,828,044	5,163,114	7,667,710	59,816,383	116,282,352	237,482,947	426,412,506
Lease liabilities	35,161,384	1,959,601	5,372,094	10,310,033	3,927,456	24,202,014	45,771,198
Deposits for return of bottles and containers	11,980,948	-	11,980,948	-	-	-	11,980,948
Sub-Total	585,632,176	11,628,369	99,881,647	182,782,306	130,600,053	264,412,760	689,305,135
Derivatives
Derivatives not designated as hedges	411,954	411,954	-	-	-	-	411,954
Derivatives designated as hedges	8,813,456	799,211	4,245,323	883,649	3,153,183	-	9,081,366
Sub-Total	9,225,410	1,211,165	4,245,323	883,649	3,153,183	-	9,493,320
Total	594,857,586	12,839,534	104,126,970	183,665,955	133,753,236	264,412,760	698,798,455
(*) View current and non-current book value in
Note 7– Financial Instruments.

As of December 31, 2020	Book value (*)	Contractual flows maturities
		0 to 3 months	3 months to 1 year	Over 1 year to 3 years	Over 3 years to 5 years	Over 5 years	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Other financial liabilities no derivative
Bank borrowings	125,906,105	836,693	39,751,923	79,476,094	12,885,867	803,482	133,754,059
Bond payable	332,416,479	4,954,003	7,303,258	34,748,671	109,950,580	255,265,277	412,221,789
Lease liabilities	32,134,911	1,689,539	4,415,461	7,687,792	4,724,806	23,943,806	42,461,404
Deposits for return of bottles and containers	14,116,167	-	14,116,167	-	-	-	14,116,167
Sub-Total	504,573,662	7,480,235	65,586,809	121,912,557	127,561,253	280,012,565	602,553,419
Derivatives
Derivatives not designated as hedges	4,243,939	4,243,939	-	-	-	-	4,243,939
Derivatives designated as hedges	5,323,640	1,176,303	4,521,259	-	-	-	5,697,562
Sub-Total	9,567,579	5,420,242	4,521,259	-	-	-	9,941,501
Total	514,141,241	12,900,477	70,108,068	121,912,557	127,561,253	280,012,565	612,494,920
(*) View current and non-current book value in
Note 7– Financial Instruments
.